LATAM AIRLINES GROUP S.A. ACL 2022-194 f (LATAM MSN TBD) – Execution Version One Boeing 787-9 MSN TBD Execution Version DEED IN RESPECT OF AIRCRAFT LEASE AGREEMENT Dated ________ ___, 2023, BETWEEN LATAM AIRLINES GROUP S.A. as LESSEE and BANK OF UTAH, not in its individual capacity but solely as owner trustee for Aircraft 78B-2022-194X (Utah) Trust as LESSOR Aircraft Make and Model: Boeing 787-9 Aircraft Manufacturer's Serial Number: TBD Model of Engines: Rolls Royce Trent 1000-J 2March

LATAM AIRLINES GROUP S.A. ACL 2022-195 a (LATAM MSN TBD) – Execution Version One Boeing 787-9 MSN TBD Execution Version DEED IN RESPECT OF AIRCRAFT LEASE AGREEMENT Dated ________ ___, 2023, BETWEEN LATAM AIRLINES GROUP S.A. as LESSEE and BANK OF UTAH, not in its individual capacity but solely as owner trustee for Aircraft 78B-2022-195X (Utah) Trust as LESSOR Aircraft Make and Model: Boeing 787-9 Aircraft Manufacturer's Serial Number: TBD Model of Engines: Rolls Royce Trent 1000-J March 2

LATAM AIRLINES GROUP S.A. ACL 2022-196 a (LATAM MSN TBD) – Execution Version One Boeing 787-9 MSN TBD Execution Version DEED IN RESPECT OF AIRCRAFT LEASE AGREEMENT Dated _________ ___, 2023, BETWEEN LATAM AIRLINES GROUP S.A. as LESSEE and BANK OF UTAH, not in its individual capacity but solely as owner trustee for Aircraft 78B-2022-196X (Utah) Trust as LESSOR Aircraft Make and Model: Boeing 787-9 Aircraft Manufacturer's Serial Number: TBD Model of Engines: Rolls Royce Trent 1000-J March 2

LATAM AIRLINES GROUP S.A. ACL 2022-197 a (LATAM MSN TBD) – Execution Version One Boeing 787-9 MSN TBD Execution Version DEED IN RESPECT OF AIRCRAFT LEASE AGREEMENT Dated _________ ___, 2023, BETWEEN LATAM AIRLINES GROUP S.A. as LESSEE and BANK OF UTAH, not in its individual capacity but solely as owner trustee for Aircraft 78B-2022-197X (Utah) Trust as LESSOR Aircraft Make and Model: Boeing 787-9 Aircraft Manufacturer's Serial Number: TBD Model of Engines: Rolls Royce Trent 1000-J March 2

Execution Version

DEED IN RESPECT OF

AIRCRAFT LEASE AGREEMENT

Dated March 2, 2023,

BETWEEN

LATAM AIRLINES GROUP S.A.

as LESSEE

and

BANK OF UTAH,
not in its individual capacity but solely as owner trustee
for Aircraft 78B-2022-194X (Utah) Trust

as LESSOR

Aircraft Make and Model:	Boeing 787-9
Aircraft Manufacturer's Serial Number:	TBD
Model of Engines:	Rolls Royce Trent 1000-J

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	DocuSigned by: [signature] 083BFDB9CC3943C... SEBASTIAN ACUTO
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	DocuSigned by: Eduardo Tomas Damian Vega E552D8C21B79442...
Name of Witness:	)	Eduardo Damian
Address of Witness:	)	Av. Presidente Riesco 5711, 19th floor
	)	Las Condes, Santiago, Chile
Occupation of Witness:	)	Attorney-in-Fact

BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 78B-2022-194X (Utah) Trust)		______________________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	______________________
Name of Witness:	)	______________________
Address of Witness:	)	______________________
	)	______________________
Occupation of Witness:	)	______________________

STATE OF UTAH

OFFICE OF THE LIEUTENANT GOVERNOR

Apostille

(Convention de La Haye du 5 octobre 1961)

1. Country: United States of America
2. This public document has been signed by CHRISTINA CRAVEN
3. Acting in the capacity of NOTARY PUBLIC, STATE OF UTAH
4. Bears the seal/stamp of CHRISTINA CRAVEN, NOTARY PUBLIC, STATE OF UTAH

Certified

5. at Salt Lake City, Utah, U.S.A.
6. the 2nd day of March, 2023
7. by Deidre M. Henderson, Lieutenant Governor, State of Utah, U.S.A.
8. Number: 459886
9. Seal/Stamp:

THE GREAT SEAL OF THE STATE OF UTAH
INDUSTRY
1847
1896

10. Signature

Deidre M. Henderson
Lieutenant Governor

This certification attests only to the authenticity of the signature of the official who signed the affixed document, the capacity in which that official acted, and where appropriate the identity of the seal or stamp which the document bears. This certification is not intended to imply that the contents of the document are correct, nor that they have the approval of the State of Utah.

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	) ______________ Authorised Signatory
in the presence of:	)
Signature of Witness:	) ______________
Name of Witness:	) ______________
Address of Witness:	) ______________
	) ______________
Occupation of Witness:	) ______________
BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 78B-2022-194X (Utah) Trust)	) Authorised Signatory Joseph H. Pugsley, Vice President
in the presence of:	)
Signature of Witness:	)
Name of Witness:	) Shylee Dunne
Address of Witness:	) 50 S. 200 E., Ste. 110
	) Salt Lake City, UT 84111
Occupation of Witness:	) Legal Assistant

STATE OF UTAH)
) ss:
COUNTY OF SALT LAKE)

On this 2nd day of March, 2023 before me **Christina Craven** a notary public, personally appeared **Joseph H. Pugsley** proved on the basis of satisfactory evidence to be the person whose name is subscribed to in this document, and acknowledged he executed the same.

[signature]

Notary Public

Christina Craven
Notary Public
State Of Utah
My Commission Expires 07/08/2025
719124

Execution Version

DEED IN RESPECT OF

AIRCRAFT LEASE AGREEMENT

Dated March 2, 2023,

BETWEEN

LATAM AIRLINES GROUP S.A.

as LESSEE

and

BANK OF UTAH,
not in its individual capacity but solely as owner trustee
for Aircraft 78B-2022-195X (Utah) Trust

as LESSOR

Aircraft Make and Model:	Boeing 787-9
Aircraft Manufacturer's Serial Number:	TBD
Model of Engines:	Rolls Royce Trent 1000-J

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	DocuSigned by: 083BFDB9CC3943C... SEBASTIAN ACUTO
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	DocuSigned by: Eduardo Tomas Damian Vega E552D8C21B79442...
Name of Witness:	)	Eduardo Damian
Address of Witness:	)	Av. Presidente Riesco 5711, 19th floor
	)	Las Condes, Santiago, Chile
Occupation of Witness:	)	Attorney-in-Fact

BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 78B-2022-195X (Utah) Trust)		______________________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	______________________
Name of Witness:	)	______________________
Address of Witness:	)	______________________
	)	______________________
Occupation of Witness:	)	______________________

STATE OF UTAH

OFFICE OF THE LIEUTENANT GOVERNOR

Apostille

(Convention de La Haye du 5 octobre 1961)

1. Country: United States of America
2. This public document has been signed by CHRISTINA CRAVEN
3. Acting in the capacity of NOTARY PUBLIC, STATE OF UTAH
4. Bears the seal/stamp of CHRISTINA CRAVEN, NOTARY PUBLIC, STATE OF UTAH

Certified

5. at Salt Lake City, Utah, U.S.A.
6. the 2nd day of March, 2023
7. by Deidre M. Henderson, Lieutenant Governor, State of Utah, U.S.A.
8. Number: 459889
9. Seal/Stamp:
10. Signature

Deidre M. Henderson
Lieutenant Governor

This certification attests only to the authenticity of the signature of the official who signed the affixed document, the capacity in which that official acted, and where appropriate the identity of the seal or stamp which the document bears. This certification is not intended to imply that the contents of the document are correct, nor that they have the approval of the State of Utah.

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	) ______________
	) Authorised Signatory
in the presence of:	)
Signature of Witness:	) ______________
Name of Witness:	) ______________
Address of Witness:	) ______________
	) ______________
Occupation of Witness:	) ______________

BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 78B-2022-195X (Utah) Trust)	
	) Authorised Signatory
in the presence of:	) Joseph H. Pugsley, Vice President
Signature of Witness:	) ______________
Name of Witness:	) Shylee Dunne
Address of Witness:	) 50 S. 200 E., Ste. 110
	) Salt Lake City, UT 84111
Occupation of Witness:	) Legal Assistant

STATE OF UTAH)
) ss:
COUNTY OF SALT LAKE)

On this 2nd day of March, 2023 before me **Christina Craven** a notary public, personally appeared **Joseph H. Pugsley** proved on the basis of satisfactory evidence to be the person whose name is subscribed to in this document, and acknowledged he executed the same.

Notary Public

Christina Craven
Notary Public
State Of Utah
My Commission Expires 07/08/2025
719124

Execution Version

DEED IN RESPECT OF

AIRCRAFT LEASE AGREEMENT

Dated __March__ _2_, 2023,

BETWEEN

LATAM AIRLINES GROUP S.A.

as LESSEE

and

BANK OF UTAH,
not in its individual capacity but solely as owner trustee
for Aircraft 78B-2022-196X (Utah) Trust

as LESSOR

Aircraft Make and Model:	Boeing 787-9
Aircraft Manufacturer's Serial Number:	TBD
Model of Engines:	Rolls Royce Trent 1000-J

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	DocuSigned by: 083BFDB9CC3943C... SEBASTIAN ACUTO
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	DocuSigned by: Eduardo Tomas Damian Vega E552D8C21B79442...
Name of Witness:	)	Eduardo Damian
Address of Witness:	)	Av. Presidente Riesco 5711, 19th floor
	)	Las Condes, Santiago, Chile
Occupation of Witness:	)	Attorney-in-Fact

BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 78B-2022-196X (Utah) Trust)		__________________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	__________________
Name of Witness:	)	__________________
Address of Witness:	)	__________________
	)	__________________
Occupation of Witness:	)	__________________

STATE OF UTAH

OFFICE OF THE LIEUTENANT GOVERNOR

Apostille

(Convention de La Haye du 5 octobre 1961)

1. Country: United States of America
2. This public document has been signed by CHRISTINA CRAVEN
3. Acting in the capacity of NOTARY PUBLIC, STATE OF UTAH
4. Bears the seal/stamp of CHRISTINA CRAVEN, NOTARY PUBLIC, STATE OF UTAH

Certified

5. at Salt Lake City, Utah, U.S.A.
6. the 2nd day of March, 2023
7. by Deidre M. Henderson, Lieutenant Governor, State of Utah, U.S.A.
8. Number: 459887
9. Seal/Stamp:

THE GREAT SEAL OF THE STATE OF UTAH 1896 — INDUSTRY 1847

10. Signature

Deidre M. Henderson

Lieutenant Governor

This certification attests only to the authenticity of the signature of the official who signed the affixed document, the capacity in which that official acted, and where appropriate the identity of the seal or stamp which the document bears. This certification is not intended to imply that the contents of the document are correct, nor that they have the approval of the State of Utah.

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	______________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	______________
Name of Witness:	)	______________
Address of Witness:	)	______________
	)	______________
Occupation of Witness:	)	______________
BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 78B-2022-196X (Utah) Trust)		
	)	Authorised Signatory
in the presence of:	)	Joseph H. Pugsely, Vice President
Signature of Witness:	)	______________
Name of Witness:	)	Shylee Dunne
Address of Witness:	)	50 South 200 E. Ste 110
	)	Salt Lake City, UT 84111
Occupation of Witness:	)	Legal Assistant

STATE OF UTAH)
) ss:
COUNTY OF SALT LAKE)

On this 2nd day of March, 2023 before me **Christina Craven** a notary public, personally appeared **Joseph H. Pugsley** proved on the basis of satisfactory evidence to be the person whose name is subscribed to in this document, and acknowledged he executed the same.

[signature]

Notary Public

Christina Craven
Notary Public
State Of Utah
My Commission Expires 07/08/2025
719124

Execution Version

DEED IN RESPECT OF

AIRCRAFT LEASE AGREEMENT

Dated March 2, 2023,

BETWEEN

LATAM AIRLINES GROUP S.A.

as LESSEE

and

BANK OF UTAH,
not in its individual capacity but solely as owner trustee
for Aircraft 78B-2022-197X (Utah) Trust

as LESSOR

Aircraft Make and Model:	Boeing 787-9
Aircraft Manufacturer's Serial Number:	TBD
Model of Engines:	Rolls Royce Trent 1000-J

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	DocuSigned by: [signature] 083BFDB9CC3943C... SEBASTIAN ACUTO
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	DocuSigned by: Eduardo Tomas Damian Vega E552D8C21B79442...
Name of Witness:	)	Eduardo Damian
Address of Witness:	)	Av. Presidente Riesco 5711, 19th floor
	)	Las Condes, Santiago, Chile
Occupation of Witness:	)	Attorney-in-Fact

BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 78B-2022-197X (Utah) Trust)		______________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	______________
Name of Witness:	)	______________
Address of Witness:	)	______________
	)	______________
Occupation of Witness:	)	______________

STATE OF UTAH

OFFICE OF THE LIEUTENANT GOVERNOR

Apostille

(Convention de La Haye du 5 octobre 1961)

1. Country: United States of America
2. This public document has been signed by CHRISTINA CRAVEN
3. Acting in the capacity of NOTARY PUBLIC, STATE OF UTAH
4. Bears the seal/stamp of CHRISTINA CRAVEN, NOTARY PUBLIC, STATE OF UTAH

Certified

5. at Salt Lake City, Utah, U.S.A.
6. the 2nd day of March, 2023
7. by Deidre M. Henderson, Lieutenant Governor, State of Utah, U.S.A.
8. Number: 459888
9. Seal/Stamp:

10. Signature

Deidre M. Henderson

Deidre M. Henderson
Lieutenant Governor

This certification attests only to the authenticity of the signature of the official who signed the affixed document, the capacity in which that official acted, and where appropriate the identity of the seal or stamp which the document bears. This certification is not intended to imply that the contents of the document are correct, nor that they have the approval of the State of Utah.

IN WITNESS WHEREOF, LESSEE and LESSOR have executed and delivered this Lease as a deed, both on the date shown at the beginning of this Lease.

LATAM AIRLINES GROUP S.A.,	)	_______________
	)	Authorised Signatory
in the presence of:	)	
Signature of Witness:	)	_______________
Name of Witness:	)	_______________
Address of Witness:	)	_______________
	)	_______________
Occupation of Witness:	)	_______________
BANK OF UTAH, not in its individual capacity, but solely as owner trustee for Aircraft 78B-2022-197X (Utah) Trust)		[signature]
	)	Authorised Signatory Joseph H. Pugsely, Vice President
in the presence of:	)	
Signature of Witness:	)	[signature]
Name of Witness:	)	Shylee Dunne
Address of Witness:	)	50 S. 200 E., Ste. 110
	)	Salt Lake City, UT 84111
Occupation of Witness:	)	Legal Assistant

STATE OF UTAH)
) ss:
COUNTY OF SALT LAKE)

On this 2nd day of March, 2023 before me **Christina Craven** a notary public, personally appeared **Joseph H. Pugsley** proved on the basis of satisfactory evidence to be the person whose name is subscribed to in this document, and acknowledged he executed the same.

Notary Public

Christina Craven
Notary Public
State Of Utah
My Commission Expires 07/08/2025
719124